UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                 April 14, 2015
                Date of Report (Date of earliest event reported)


                           ALAZZIO ENTERTAINMENT CORP.
             (Exact name of registrant as specified in its charter)

           Nevada                      333-196409                 98-1153516
(State or other jurisdiction          (Commission               (IRS Employer
     of incorporation)                File Number)           Identification No.)

       1255 W. Rio Salado Parkway
                Suite 215
                Tempe, AZ                                          85281
(Address of principal executive offices)                         (Zip Code)

                                 (480) 830-2700
               Registrant's telephone number, including area code

                Sofroniy Vrachanskiy N 35, Sophia, Bulgaria 1303
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.01 CHANGES IN CONTROL OF REGISTRANT

On April 3, 2015, a change in control of Alazzio Entertainment Corp. (the "Company") occurred by virtue of the Company's largest shareholder, Dmitri Kapsumun selling 6,000,000 shares of the Company's common stock to Rise Fast Limited, a Hong Kong corporation. Such shares represent 71.77% of the Company's total issued and outstanding shares of common stock. As part of the sale of the shares, Rise Fast Limited arranged with the resigning member of the Company's Board of Directors (see Item 5.02 below), to appoint Mr. Huang Yu as the sole officer and director of the Company.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

Effective April 3, 2015, the Company accepted the resignations of Dmitri Kapsumun as the sole officer of the Company and as a member of the Company's board of directors. The resignation of Mr. Kapsumun was not due to any disagreement with the Company on any matter relating to its operations, policies or practices. Simultaneously, Mr. Huang Yu (age 28), was elected as the as the Company's Chief Executive Officer, Secretary, Treasurer and a member of the Board of Directors.

BIOGRAPHY

From July 2010 through January 2015, Mr. Huang was employed, in different capacities, by the Chinese Construction Third Construction Company Limited, a construction company based in Guang Xi, China. From July 2010 through September 2012, he was an Assistant Engineer for the company; from October 2012 through October 2013, he worked as an Engineer; and from November 2013 through January 2015, Mr. Huang was the Chief Engineer and Operating Officer.


Mr. Huang graduated from the Inner Mongolia University of Science and Technology with a Bachelor's Degree in 2009. Mr. Huang has not served as an officer or director of any other SEC registered company.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALAZZIO ENTERTAIMENT CORP.

DATE: April 17, 2015


By: /s/ Huang Yu
   ----------------------------------
Name: Huang Yu
Title: Chief Executive Officer

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